SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2017

FIRST SAVINGS FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Indiana	001-34155	37-1567871
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

501 East Lewis & Clark Parkway, Clarksville, Indiana 47129
(Address of principal executive offices) (Zip Code)

(812) 283-0724
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01     Entry into a Material Definitive Agreement.

On November 17, 2017, First Savings Financial Group, Inc. ("FSFG"), First Savings Bank, the wholly-owned subsidiary of FSFG, Dearmin Bancorp, Inc. ("Dearmin"), The First National Bank of Odon ("FNBO"), a majority owned subsidiary of Dearmin, and the Priscilla D. and Timothy J. Turner Living Trust ("the "Trust") amended their Agreement and Plan of Reorganization dated as of July 21, 2017 (the "Agreement").

The amendment to the Agreement (the "Amendment"):

•
Amends the definition of "FNBO Shareholders' Equity" (as defined in the Agreement) by including in the computation of FNBO Shareholders' Equity the "Opportunity Cost of Excess FRB Member Reserve Balances from Investment Securities" (as defined in the Amendment) and by excluding from such computation the accrual of the semi-annual assessment to be paid by FNBO to the Office of the Comptroller of the Currency on March 31, 2018 and the payment of employee bonuses to be paid by FNBO for the year ending December 31, 2017;

•	Permits FNBO to declare a $150,000 common stock dividend, payable on January 31, 2018;
•	Permits FNBO to accrue and pay employee bonuses for the year ending December 31, 2017 in an aggregate amount consistent with prior years' customary practices;
•
Amends the treatment of unused vacation time earned by employees of FNBO who become "Continuing Employees" (as defined in the Agreement) depending on whether the closing date of the transaction occurs on or before, or after, December 31, 2017; and

•	Amends the treatment of unused sick time earned by employees of FNBO who become "Continuing Employees."

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

Number                               Description

2.1 Amendment to Agreement and Plan of Reorganization

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST SAVINGS FINANCIAL GROUP, INC.

Date: November 20, 2017	By: /s/ Anthony A. Schoen
Anthony A. Schoen
Chief Financial Officer